ARTICLES OF MERGER
                                       OF
                      REGENCY RETAIL CENTERS OF OHIO, INC.
                                  WITH AND INTO
                           REGENCY REALTY CORPORATION

Pursuant to the provisions of Sections 607.1104 and 607.1105 of the Florida Business Corporation Act (the "Florida Act"), the undersigned corporations enter into these Articles of Merger by which Regency Retail Centers of Ohio, Inc., an Ohio corporation shall be merged with and into Regency Realty Corporation, a Florida corporation, and Regency Realty Corporation shall be the surviving corporation, in accordance with an Agreement and Plan of Merger (the "Plan"), adopted pursuant to Section 607.1104 of the Act and Section 1701.80 of the Ohio General Corporation Law (the "Ohio Act"). The undersigned corporations hereby certify as follows:

         FIRST, a copy of the Plan is attached hereto and made a part hereof.

         SECOND, the merger shall become effective at the close of business on the date on which these Articles of Merger are filed with the Department of State of Florida and a Certificate of Merger is filed with the Secretary of State of Ohio.

         THIRD, pursuant to Section 607.1104 of the Florida Act and Section 1701.80 of the Ohio Act, the Plan was adopted the Board of Directors of Regency Realty Corporation, the sole shareholder of Regency Retail Centers of Ohio, Inc., on December 15, 1998. Approval by shareholders of Regency Realty Corporation was not required.

         IN WITNESS WHEREOF, these Articles of Merger have been executed by Regency Retail Centers of Ohio, Inc., as the merging corporation, and by Regency Realty Corporation., as the surviving corporation, this 28th day of December, 1998.


WITNESSES                                      REGENCY RETAIL CENTERS OF OHIO,
                                               INC., an Ohio  corporation


_________________________________        By:___________________________________
                                            J. Christian Leavitt, Vice President
                                            121 West Forsyth Street, Suite 200
_________________________________           Jacksonville, Florida 32202

                                                  REGENCY REALTY CORPORATION., a
                                                  Florida corporation


_________________________________        By:___________________________________
                                            J. Christian Leavitt, Vice President
                                            121 West Forsyth Street, Suite 200
__________________________________          Jacksonville, Florida 32202


STATE OF FLORIDA
COUNTY OF DUVAL

         The foregoing instrument was acknowledged before me this 28th day of December, 1998, by J. Christian Leavitt, Vice President of Regency Retail
Centers of Ohio, Inc. Such person did take an oath and: (notary must check applicable box)

      is/are personally known to me.
      produced a current Florida driver's license as identification. produced _______________________________ as identification.


{Notary Seal must be affixed}shapeType1fFlipH0fFlipV0fillColor0fillBackColor
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Signature of Notary

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Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal): __________________________ My Commission Expires (if not legible on seal): _______________________

STATE OF FLORIDA
COUNTY OF DUVAL

         The foregoing instrument was acknowledged before me this 28th day of December, 1998, by J. Christian Leavitt, Vice President of Regency Realty
Corporation Such person did take an oath and: (notary must check applicable box)

      is/are personally known to me.
      produced a current Florida driver's license as identification. produced _______________________________ as identification.


{Notary Seal must be affixed}shapeType1fFlipH0fFlipV0fillColor0fillBackColor0f Filled1lineWidth635fLine0fShadow0fBehindDocument1
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Signature of Notary

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Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal): __________________________ My Commission Expires (if not legible on seal): _______________________